Principal Funds, Inc.
Supplement dated September 24, 2020
to the Statement of Additional Information dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, delete rows for John D. Kenney and Mary M. (“Meg”) VanDeWeghe, and replace with the following:

John D. Kenney 711 High Street Des Moines, IA 50392 1965	Director, PFI and PVC (since 2020) Trustee, PETF (since 2020) Trustee, PDSRA (since 2020)	Formerly, Legg Mason Global Asset Management	127	Formerly: Legg Mason Investment Management Affiliates: Brandywine Global; Clarion Partners; ClearBridge Investments; Entrust Global; Legg Mason Poland; Martin Currie Investment Management; Permal Group (merged into Entrust); QS Investors; RARE Infrastructure; Royce and Associates; and Western Asset Management
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018) Trustee, PETF (since 2018) Trustee, PDSRA (since 2019)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	127	Helmerich & Payne; Formerly: B/E Aerospace; Brown Advisory; Denbury Resources Inc.; Nalco (and its successor Ecolab); and WP Carey